EXHIBIT 10.7

AMENDMENT NO. 1

THIS AMENDMENT NO. 1, dated as of October 10, 2006 (“Amendment No. 1”) by and among ADESA, INC., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower, as guarantors (collectively, the “Subsidiary Guarantors”), the lenders from time to time parties thereto (collectively, the “Lenders”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), the Swing Line Lender and the L/C Issuer to the Amended and Restated Credit Agreement, dated as of July 25, 2005, as supplemented, amended and modified (the “Credit Agreement”) among the Borrower, the Subsidiary Guarantors, the Lenders, the Administrative Agent, Swing Line Lender, L/C Issuer and Collateral Agent and certain other agents parties thereto.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Amendment No. 1, and as hereinafter amended, modified, extended or restated from time to time, being called the “Amended Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested certain amendments to its existing covenants under the Credit Agreement; and

WHEREAS, the parties hereto have agreed, subject to the terms and conditions hereof, to amend and modify the Credit Agreement as provided herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
AMENDMENTS

Effective as of the Agreement Effective Date (defined below), the Credit Agreement is hereby amended as follows:

1.01        Amendments to Section 1.01.  (a)  Section 1.01 is hereby amended by adding the following definitions in the appropriate alphabetical order:

““Excluded Subsidiary” means any Subsidiary of the Borrower which has assets with book value of less than $5,000,000 as of the date on which the Borrower delivers the certificate required pursuant to Section 5.01(f) or has revenues of less than $5,000,000 as of the date on which the Borrower delivers the certificate required pursuant to Section 5.01(f); provided, however, the aggregate book value of assets for all Excluded Subsidiaries shall not exceed $30,000,000 as of any date on which the Borrower delivers the certificate required pursuant to Section 5.01(f) and the aggregate amount of revenues for all Excluded Subsidiaries shall not exceed $30,000,000 as of any date on which the Borrower delivers the certificate required pursuant to Section 5.01(f).”

““First Amendment Effective Date” means July 3, 2006.”

1.02        Amendments to Affirmative Covenants in Article V.  (a) Section 5.01 is hereby amended by changing subsection “(f)” to subsection “(g)” and by adding a new subsection (f) immediately after subsection (e) of Section 5.01 to read as follows:

“(f)          Certificate Concerning Excluded Subsidiaries.  (i) Concurrently with any delivery of financial statements under Section 5.01(a) or (b) above and (ii) within 15 days of the creation or acquisition of any Subsidiary of any Loan Party, a certificate of a Financial Officer of the Borrower certifying as of such date (A) the name and jurisdiction of organization of such Subsidiary, (B) certification of such Subsidiary as an Excluded Subsidiary or a Subsidiary subject to the requirements of Section 5.11, and (C) that no Default has occurred and is continuing or has resulted by reason of such designation, including pursuant to Section 6.04, together with a schedule demonstrating in reasonable detail the calculations used to determine compliance.”

(b)           Section 5.11 is hereby amended by adding, immediately following “With respect to any person that is or becomes a Wholly-Owned Subsidiary of any Loan Party after the Closing Date,” “if such person is not an Excluded Subsidiary,” so that Section 5.11 reads as follows:

Section 5.11   Additional Collateral; Additional Subsidiary Guarantors.  With respect to any person that is or becomes a Wholly-Owned Subsidiary of any Loan Party after the Closing Date, if such person is not an Excluded Subsidiary, promptly (and in any event within 30 days after such person becomes a Subsidiary) (a) execute and deliver to the Administrative Agent and the Collateral Agent such amendments or supplements to the relevant Pledge Agreements or such other documents as the Administrative Agent or the Collateral Agent shall deem necessary or advisable to grant to the Collateral Agent, for its benefit and for the benefit of the other Secured Parties, a Lien on the Equity Interests of such new Subsidiary (or, in the case of any Foreign Subsidiary, Equity Interests representing 65% of the total voting power of all outstanding Voting Stock of such Subsidiary) subject to no Liens other than Permitted Liens, (b) take all actions necessary to cause such Lien to be duly perfected to the extent required by such Pledge Agreement in accordance with all applicable Requirements of Law, including (i) the delivery to the Collateral Agent of the certificates, if any, representing all of the Equity Interests of such Subsidiary owned by a Loan Party (or, in the case of any Foreign Subsidiary, Equity Interests representing 65% of the total voting power of all outstanding Voting Stock of such Subsidiary), together with undated stock powers or other appropriate instruments of transfer executed and delivered in blank by a duly authorized officer of the holder(s) of such Equity Interests, and (ii) the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent, (c) cause each new Subsidiary that is a Domestic Subsidiary to execute a Joinder Agreement or such comparable documentation to become a Subsidiary Guarantor, (d) in the event such new Subsidiary is a Domestic Subsidiary and owns any Equity Interests of another Subsidiary (or at such time as such new Subsidiary that is a Domestic Subsidiary acquires any Equity Interests of another Subsidiary), cause such new Subsidiary to (A) execute a joinder agreement to the applicable Pledge Agreement, substantially in the form annexed thereto or, in the case of a Foreign Subsidiary, execute a pledge agreement compatible with the laws of such Foreign Subsidiary’s jurisdiction in form and substance reasonably satisfactory to the Administrative Agent, and (B) take all actions necessary or advisable in the opinion of the Administrative Agent or the Collateral Agent to cause the Lien created by the applicable Pledge Agreement to be duly perfected to the extent required by such agreement in accordance with all applicable Requirements of Law, including the filing of financing statements in such jurisdictions as may be reasonably requested by the

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Administrative Agent or the Collateral Agent, in each case, subject to the limitations set forth in clause (a) with respect to Foreign Subsidiaries and (e) deliver or cause to be delivered to the Administrative Agent and the Collateral Agent opinions of counsel in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent as the Administrative Agent and the Collateral Agent shall request regarding the validity, perfection and priority of the Liens on Collateral pursuant to this sentence; provided that Sections 5.11(c) and (d) shall not apply to any new Subsidiary that is an SPE, so long as any such new SPE shall not guarantee any other Indebtedness of the Company or its Subsidiaries.  Nothwithstanding anything to the contrary contained in this Agreement, if, at any time, Adesa Mexico, LLC shall have a net worth equal to or greater than $10.0 million it shall be subject to the requirements of this Section 5.11 as if it had become a new Subsidiary that is a Foreign Subsidiary.

1.03        Amendment to Negative Covenant in Article VI.  Section 6.04(f) is hereby amended by adding at the end of clause (iv) thereto the following:

“;provided that for purposes of this Section 6.04(f) that the applicable Company complies with Section 5.11.”

1.04        Retroactive Effectiveness.  The parties hereto hereby agree that upon the Agreement Effective Date, this Amended Agreement shall be retroactively effective to July 3, 2006.

ARTICLE II
REPESENTATIONS AND WARRANTIES

2.01        Representations and Warranties.  Each Loan Party represents and warrants to the Administrative Agent, the Swing Line Lender, the L/C Issuer and each of the Lenders, as follows:

(a)           The representations and warranties of each Loan Party contained in Article III of the Amended Agreement, and in each of the Loan Documents or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects on and as of the date hereof and on and as of the Agreement Effective Date with the same effect as if made on and as of the date hereof or the Agreement Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

(b)           After giving effect to this Amendment No. 1, no Default or Event of Default has occurred or is continuing under the Amended Agreement.

(c)           The execution, delivery and performance by each Loan Party of this Amendment No. 1 have been duly authorized by all necessary corporate or other organizational action of each Loan Party, respectively.

(d)           The execution, delivery, performance and compliance with the terms and provisions, by each Loan Party, of this Amendment No. 1, and the consummation of the transactions contemplated hereby with respect to each Loan Party, (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, (b) will not violate the Organizational Documents of any Loan Party or any judgment, decree or order of any Governmental Authority applicable to any Loan Party, (c) will not violate or result in a default or require any consent or approval under any indenture, material agreement, Organizational Document or other material instrument binding upon any Loan Party or its property, or give rise to a right thereunder to require any payment to be made

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by any Loan Party and (d) will not result in the creation or imposition of any Lien on any property of any Loan Party.

(e)           This Amendment No. 1 constitutes the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

ARTICLE III
CONDITIONS PRECEDENT

3.01        Conditions to Effectiveness.  This Amendment No. 1 shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the “Agreement Effective Date”):

(a)           the Administrative Agent shall have received duly executed counterparts of this Amendment No. 1 which, when taken together, bear the authorized signatures of each Loan Party, the Required Lenders and the Administrative Agent; and

(b)           the representations and warranties set forth in Section 2.01 hereof are true and correct in all material respects on and as of the Agreement Effective Date.

ARTICLE IV
MISCELLANEOUS

4.01        Lender Consent.  For purposes of determining compliance with the conditions specified in Section 3.01, each Lender that has signed this Amendment No. 1 shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Agreement Effective Date specifying its objection thereto.

4.02        APPLICABLE LAW.  THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.03        Counterparts.  This Amendment No. 1 may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Amendment No. 1 shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment No. 1.

4.04        Credit Agreement.  Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document.  Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by amendment.  Except as expressly amended herein, the Amended Agreement

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shall continue in full force and effect in accordance with the provisions thereof.  As used in the Amended Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

4.05        Costs and Expenses.  On the Agreement Effective Date, the Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment No. 1 and the instruments and documents to be delivered hereunder and the reasonable fees, charges and expenses of counsel for the Administrative Agent outstanding on the Agreement Effective Date.

4.06        Section Captions.  Section captions used in this Amendment No. 1 are for convenience of reference only and shall not affect this construction of this Amendment No. 1.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their duly authorized officers, all as of the date first above written.

ADESA, INC.,
as Borrower

By:	/s/ Jonathan Peisner
Name:	Jonathan Peisner
Title:	Treasurer

A.D.E. OF ARK-LA-TEX, INC.

ADESA NEW JERSEY, INC.

ADESA PENNSYLVANIA, INC.

ADESA PROPERTIES CANADA, INC.

ADESA PROPERTIES, INC.

ADESA TEXAS, INC.

AUTO BANC CORPORATION

AUTOMOTIVE FINANCE CORPORATION

AUTOMOTIVE RECOVERY SERVICES, INC.

AUTOVIN, INC.

COMSEARCH, INC.

IRT RECEIVABLES CORP.

PAR, INC.

ADESA ARK-LA-TEX,LLC

A.D.E. OF KNOXVILLE, LLC

ADESA ARKANSAS, LLC

ADESA BIRMINGHAM, LLC

ADESA CALIFORNIA, LLC

ADESA CHARLOTTE, LLC

ADESA COLORADO, LLC

ADESA DES MOINES, LLC

ADESA FLORIDA, LLC

ADESA INDIANAPOLIS, LLC

ADESA LANSING, LLC

ADESA LEXINGTON, LLC

ADESA MISSOURI, LLC

ADESA NEW YORK, LLC

ADESA OHIO, LLC

ADESA OKLAHOMA, LLC

ADESA SOUTHERN INDIANA, LLC

ADESA WASHINGTON, LLC

ADESA WISCONSIN, LLC

AUTO DEALERS EXCHANGE OF CONCORD, LLC

AUTO DEALERS EXCHANGE OF MEMPHIS, LLC

ADESA ATLANTA, LLC

ADESA PHOENIX, LLC

ADESA-SOUTH FLORIDA, LLC

ADESA CORPORATION, LLC,

ASSET HOLDINGS III, L.P.

ADESA VIRGINIA, LLC

Each as a Subsidiary Guarantor

By:	/s/ Jonathan Peisner
Name:	Jonathan Peisner
Title:	Vice President and Treasurer

ADESA, PROPERTIES CANADA, INC
As Subsidiary Guarantor

By:	/s/ John J Thomas
Name:	John J Thomas
Title:	President

AUTO BANC CORPORATION
As Subsidiary Guarantor

By:	/s/ Cameron C. Hitchcock
Name:	Cameron C. Hitchcock
Title:	President

AUTOMOTIVE FINANCE CORPORATION
As Subsidiary Guarantor

By:	/s/ Cameron C. Hitchcock
Name:	Cameron C. Hitchcock
Title:	President

IRT RECEIVABLES CORP.
As Subsidiary Guarantor

By:	/s/ Cameron C. Hitchcock
Name:	Cameron C. Hitchcock
Title:	President

ADESA CORPORATION, LLC
As Subsidiary Guarantor

By:	/s/ Jonathan Peisner
Name:	Jonathan Peisner
Title:	Treasurer

ADESA HOLDINGS III, L.P.
As Subsidiary Guarantor
By:	ADESA, Inc., as General Partner

By:	/s/ Jonathan Peisner
Name:	Jonathan Peisner
Title:	Treasurer

BANK OF AMERICA, N.A., as Administrative Agent and
Collateral Agent.

By:	/s/ Suzanne M. Paul
Name:	Suzanne M. Paul
Title:	Vice President

BANK OF AMERICA, N.A., as a lender, Swing Line
Lender and L/C Issuer

By:	/s/ Craig W. McGuire
Name:	Craig W. McGuire
Title:	Senior Vice President

BANK OF NOVA SCOTIA, as Lender

By:	/s/ V. Gibson
Name:	V. Gibson
Title:	Assistant Agent

SCOTIABANC INC., as Lender

By:	/s/ W. Zarrett
Name:	W. Zarrett
Title:	Managing Director

The Bank of Tokyo-Mitsubishi UFJ, Ltd., Chicago Branch
f/k/a The Bank of Tokyo-Mitsubishi, Ltd., Chicago
Branch, as Lender

By:	/s/ Tsuguyuki Umene
Name:	Tsuguyuki Umene
Title:	Deputy General Manager

BNP PARIBAS, as Lender

By:	/s/ Andrew Strait
Name:	Andrew Strait
Title:	Managing Director

By:	/s/ Christopher Grumboski
Name:	Christopher Grumboski
Title:	Director

COMERICA BANK, as Lender

By:	/s/ Steven J. McCormack
Name:	Steven J. McCormack
Title:	Vice President

FIFTH THIRD BANK (Central Indiana), as Lender

By:	/s/ Erik C. Miner
Name:	Erik C. Miner
Title:	Senior Vice President

FIFTH INDIANA BANK, N.A.,as Lender

By:	/s/ William Bower
Name:	William Bower
Title:	First Vice President

FIRST TENNESSEE BANK NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Philip E. Stevenson
Name:	Philip E. Stevenson
Title:	Senior Vice President

HARRIS N.A., as a Lender

By:	/s/ William Thomson
Name:	William Thomson
Title:	Vice President

JP MORGAN CHASE BANK, NA, as Lender

By:	/s/ John C. Otteson
Name:	John C. Otteson
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Frank J. Jancar
Name:	Frank J. Jancar
Title:	Vice President

LaSALLE BANK NATIONAL ASSOCIATION, as
Lender

By:	/s/ Matthew R. Doye
Name:	Matthew R. Doye
Title:	First Vice President

NATIONAL CITY BANK, successor by merger to
National City Bank of Indiana, as Lender

By:	/s/ Tracy J. Venable
Name:	Tracy J. Venable
Title:	Senior Vice President

THE NORTHERN TRUST CO., as Lender

By:	/s/ Jared T. Hall
Name:	Jared T. Hall
Title:	Vice President

REGIONS BANK, as Lender

By:	/s/ Scott A. Dvornik
Name:	Scott A. Dvornik
Title:	Vice President

SUNTRUST BANK, as a Syndication Agent

By:	/s/ William Humphries
Name:	William Humphries
Title:	Managing Director

U.S. BANK NATIONAL ASSOCATION, as a Managing
Agent

By:	/s/ Karen Meyer
Name:	Karen Meyer
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Documentation Agent

By:	/s/ Peter Martinets
Name:	Peter Martinets
Title:	Vice President